Exhibit 99.1

BLACK & VEATCH MANAGEMENT CONSULTING, LLC 11401 Lamar Avenue, Overland Park, KS 66211

October 14, 2026

Shamrock Solar JV, LLC and IGS Solar, LLC

Subject: Summary Report of Technical Due Diligence Findings and Conclusions

Black & Veatch Management Consulting, LLC (Black & Veatch) has been contracted by Shamrock Solar JV, LLC and IGS Solar, LLC (IGS) to provide a third party technical due diligence report for an asset-backed securitization financing of a residential solar photovoltaic (PV) rooftop portfolio (Portfolio).

The Portfolio reviewed consists of 15,902 rooftop systems distributed across the United States and US territories. The aggregate generation capacity of the Portfolio is approximately 156,987 MWp, with an average system size of approximately 9.9 kWp. The Portfolio is across 13 US states and territories under fixed power purchase agreements (PPA) and Lease Agreement.

SCOPE OF WORK

In conducting the technical due diligence review, Black & Veatch performed the following services requested by IGS:

•	Developer Experience and Qualification Review

•	Engineering Design Process Review

•	Quality Assurance Procedure Review

•	Major Equipment Technology Review

•	Solar Resource and Production Estimate Process Assessments

•	Operating Portfolio Historical Operation Review

•	Review of Portfolio Agreements

•	Performance Guarantee Assessment

•	Financial Model Review

In addition, Black & Veatch (1) discussed with, and posed questions to IGS that Black & Veatch, in its sole judgment, chose to ask about the Portfolio; and (2) reviewed certain technical reports prepared by others as identified in this report. The conclusions and findings that result from this review are summarized in this report (Report).

The conclusions and findings that resulted from this diligence review are summarized in this Report. The Report was prepared in accordance with the Management Consultant Services Agreement between IGS and Black & Veatch dated July 13, 2026, and Exhibit A between IGS and Black & Veatch effective as of July 13, 2026 (collectively, the MCSA). The information contained herein was developed based on the needs of IGS as set forth in the MCSA. The level of information included in the Report reflects the knowledge of issues gained by Black & Veatch during the due diligence review. Certain statements made in this Report are forward looking. The achievement of certain events, results or performance contained in such forward-looking statements involve known and unknown risks and uncertainties that may cause actual events, results or performance to be materially different than originally intended. Black & Veatch does not plan to update or revise any forward-looking statements when such events, results or performance occur. The Report should not be relied upon by any other party or for any other purpose.

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Certain statements made in this Report are forward looking. The achievement of certain events, results or performance contained in such forward-looking statements involve known and unknown risks and uncertainties that may cause actual events, results or performance to be materially different than originally intended. Black & Veatch does not plan to update or revise any forward-looking statements contained in this Report when such events, results or performance deviations occur.

APPROACH AND METHODOLOGY

The Black & Veatch team, consisting of professionals in project management, financial analysts, solar resource and technology specialists, environmental specialists, civil/structural engineers, and supporting engineers, reviewed documents provided by IGS in an electronic data room. Data requests for additional or updated documentation were submitted as Black & Veatch deemed necessary.

Black & Veatch reviewed operating data for systems in the Portfolio, provided by IGS. The provided data included historical monthly energy generation by system and operations and maintenance logs by system. Black & Veatch also reviewed the methodology for IGS’s energy production estimates and compared the production estimates to actual energy production. Black & Veatch reviewed IGS’s design and installation practices, equipment selection, form of commercial agreements with partners and vendors, and customer agreements.

PRINCIPAL ASSUMPTIONS

During the due diligence for this review, Black & Veatch relied upon certain information provided by IGS. Black & Veatch believes the information provided is true, correct, and reasonable for the purposes of this Report. Black & Veatch has not been requested to make an independent judgment of the validity of the information provided by others. As such, Black & Veatch cannot, and does not, guarantee accuracy thereof to the extent that such information, data, or opinions were based on information provided by others.

In preparing this report and the opinions presented herein, Black & Veatch has made certain assumptions with respect to conditions that may exist, or events that may occur in the future. Black & Veatch believes that the use of this information and assumptions is reasonable for the purposes of this Report. However, some events may occur or circumstances change that cannot be foreseen or controlled by Black & Veatch and that may render these assumptions incorrect. To the extent the actual future conditions differ from those assumed herein or provided to Black & Veatch by others, the actual results will differ from those that have been forecast in this Report. This Report summarizes Black & Veatch’s technical due diligence of the Project.

The following is a summary of principal considerations and assumptions made in developing the opinions expressed herein. Black & Veatch assumes that:

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All contracts, agreements, rules, and regulations will be fully enforceable in accordance with their respective terms and that all parties will comply with the provisions of their respective agreements.

OCTOBER 14, 2026 | PAGE 3

•	Nothing will occur that would change the historical solar resource at the Portfolio sites.

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The Portfolio will be operated and maintained in accordance with good industry practices, with required renewals and replacements made in a timely manner, and the equipment will be operated in a manner consistent with the equipment manufacturer’s recommendations.

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All licenses, permits and approvals, and permit modifications (if necessary) will be obtained and/or renewed on a timely basis, and all project participants will comply with the requirements and recommendations contained within the applicable licenses and permits.

CONCLUSIONS

Based on the reviews and analyses described in this Report, Black & Veatch is of the opinion that:

Developer Experience and Qualifications

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IGS’ asset management structure, asset monitoring services, and its Channel Partner network are consistent with other top-tier owners, which rely on channel partners to source portfolios of similar PV assets. Black & Veatch notes that IGS evolves its current practices to be consistent with current accepted practices in the residential rooftop solar industry.

•	IGS as project developer and operator appears technically capable of continuing its responsibilities to oversee the development, construction, operation and maintenance of the assets in the Portfolio.

•	IGS has a well-developed platform for project development and milestone tracking of its projects to facilitate targeting high production of its facilities.

•	IGS has a strict underwriting process to ensure that they have creditworthy customers.

Major Equipment and Technology Review

•	The major equipment (modules, inverters, racking, batteries) used for the Portfolio are considered proven technology for the generation and storage of electric energy from sunlight.

•	The technical aspects of the major equipment supply arrangements generally provide the materials and warranties in line with those of comparable solar energy projects.

•	The monitoring systems for Portfolio appear to be comparable to those present at comparable applications, and appropriate for cellular-based monitoring for the Portfolio’s PV systems.

•	Black & Veatch notes that IGS continually refines its energy forecast methodology and processes and follows industry accepted practices for residential solar systems.

Production Estimate Review

•	Black & Veatch finds the production estimate methodology to be in line with industry practices.

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Since IGS has made process and assumptions changes, as well as channel partner changes, that are only reflected in the more recent funds, Black & Veatch is of the opinion that the performance of Funds XI, XII and XIII would be representative of most recent and future projects.

OCTOBER 14, 2026 | PAGE 4

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The operating IGS projects from Funds XI, XII and XIII with PTO dates prior to June 2026 and with greater than 13 months of production data achieved an irradiance-adjusted gross production ratio of 100.5 percent over the 24-month period from July 2024 through June 2026.

•	After a 0.55 percent downtime loss assumption, based on IGS reported historical downtime, Black & Veatch finds an irradiance-adjusted net production ratio of 99.95 percent to be reasonable.

Engineering Design Process Review

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IGS uses a structured three-stage milestone review process (M1, M2, and M3) for deliverable packages that are reviewed for completeness and compliance prior to payment and advancement to the next stage. Deliverable packages with deficiencies may be rejected and require resubmission after corrective actions have been completed. Black & Veatch finds this process to be reasonable.

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The Contractor Work Agreement (CWA) establishes a turnkey responsibility model, requiring contractors to perform all project activities from sales, design, engineering, procurement, permitting, and installation through commissioning, utility interconnection, and commercial operation of residential solar and battery projects.

Operations and Design Checks

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Quality assurance is integrated throughout the project lifecycle, with 100 percent review of plan sets, project designs, and performance estimates by internal teams, supplemented by third-party physical inspections of approximately 5 percent of completed projects to verify workmanship, code compliance, safety, and system accuracy.

Portfolio Operations

•	Obligations of IGS under the Portfolio’s Operation, Maintenance, and Management Services Agreement are consistent with typical requirements for residential solar systems.

•	IGS’ approach to monitoring systems for underperformance and outages is consistent with industry practices for residential solar systems.

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IGS began shifting most projects from PPAs to leases with performance guarantees starting around December 2022. IGS’ leases in all states except Florida currently include a production guarantee that the system will produce 85 percent of its cumulative estimated system generation over the term of the lease starting after 24 months and trued up annually. Since very few IGS leases with production guarantees are older than 24 months, Black & Veatch reviewed the IGS Operating Portfolio monthly production data to conduct a performance analysis on PPAs and leases without production guarantees as a proxy to help illustrate potential guarantee shortfalls in the future on projects:

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Excluding systems deployed in Florida, Ohio, Virginia, Maine, New Hampshire, and Rhode Island, which either do not have production guarantees or have minimal projects with over 24 months of operational history, approximately 8.0 percent of the systems in the IGS operating Portfolio did not meet the 85 percent of expected generation threshold during the first 24 months of operations. The percentage of projects underperforming relative to the production guarantee remains relatively consistent annually thereafter.

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Black & Veatch calculated the production weighted deficit ratio which is indicative of the cumulative production underperformance below the 85 percent expected generation threshold relative to the total production guarantee for the Operating Portfolio. The weighted deficit ratio was roughly 1.35 percent during the first 24 months of operation and increases slightly annually to 2.23 percent for projects with 6 years of operation. Black & Veatch considers this level of underperformance to be reasonable given the size and total production of the Portfolio. Black & Veatch forecasted the production weighted deficit ratio for future systems with leases using the Operating Portfolio data as a basis and estimates the production weighted deficit ratio to increase gradually from approximately 1.0 percent in the first 24 months to approximately 3.38 percent by year 25. Black & Veatch also provided a scenario based on historical exclusions seen in the Portfolio with a production weighted deficit ratio to increase gradually from approximately 0.60 percent in the first 24 months to approximately 2.03 percent by year 25.

Review of Representative Agreements

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The Channel Partner agreements generally provide the commodities and services required for the installation, operation and maintenance of similar solar PV assets in accordance with industry accepted practices and include technical provisions generally comparable to other similar agreements for comparable solar energy projects.

•	The PPAs and Leases are consistent with similar contracts for residential solar PV systems.

•	The reviewed template of the O&M Agreement is consistent with similar contracts for residential solar PV systems.

Financial Model Review

•	The revenue and operating expense assumptions are generally reasonable and consistent with similar residential solar and BESS projects that Black & Veatch has reviewed.

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The Financial Model includes performance guarantee penalty payments for leased systems. The penalties in the Financial Model are slightly below what Black & Veatch observed when reviewing the Operating Portfolio as a proxy for future fund performance. Black & Veatch recommends considering increasing the performance guarantee penalties to be consistent with performance of the Operating Portfolio.

•	The forecasted major maintenance included in the Financial Model appears reasonable and consistent with similar residential solar and BESS projects that Black & Veatch has reviewed.

Very truly yours,

BLACK & VEATCH MANAGEMENT CONSULTING, LLC